AuguStar Life Insurance Company	StarStream Individual Variable Annuity Application

Regular Mail AuguStar Financial P.O. Box 5308 Cincinnati, OH 45201-5308	Overnight Delivery AuguStar Financial 4526 Cornell Rd Blue Ash, OH 45241	Fax: 513.794.4730 E-mail: documentcenter@augustarfinancial.com Phone: 888.925.6446 Website: augustarfinancial.com

1. Annuitant Information

Name: ______________________________________________________________________________________________________

Resident Address: ____________________________________ City: ______________________ State: ______ Zip: _____________

Mailing Address: _____________________________________ City: ______________________ State: ______ Zip: _____________

SSN/TIN: ______________________________ Date of Birth: _____________________ Sex: [  ] Male [  ] Female

Email Address: _______________________________________________________________________________________________

Home Phone: ___________________________________________ Mobile Phone: ________________________________________

Citizenship Information:

Is the Annuitant a U.S. Citizen?      [  ] Yes         [  ] No         If “No,”provide the Country of Residence __________________________

If non-U.S. Citizen, does the Annuitant have a U.S. Green Card?    [  ] Yes    [  ] No

Government Issue ID Information:

[  ] State Issued Driver’s License   [  ] State Issued ID Card   [  ] Passport   [  ] Military ID Card   [  ] US Alien Registration Card

[  ] Other: _____________________

Issuing State ________ Issuing Country _________________________ ID Number ___________________ Expiration Date ___________

2. Owner Information (Complete this section if Owner is different than Annuitant)

Owner Type:   [  ] Individual    [  ] Trust   [  ] Corporation   [  ] Custodian   [  ] Other __________________________________________

Name: ______________________________________________________________________________________________________

Resident Address: ____________________________________ City: ________________________ State: ______ Zip: ___________

Mailing Address: _____________________________________ City: ________________________ State: ______ Zip: ___________

SSN/TIN: ______________________________ Date of Birth: _____________________ Sex:  [  ] Male   [  ] Female

Email Address: _______________________________________________________________________________________________

Home Phone: ___________________________________________ Mobile Phone: ________________________________________

Citizenship Information:

Is the Owner a U.S. Citizen?    [  ]Yes    [  ] No If “No,” provide the Country of Residence _______________________________

If non-U.S. Citizen, does the Owner have a U.S. Green Card?   [  ] Yes  [  ] No

Government Issue ID Information:

[  ] State Issued Driver’s License   [  ] State Issued ID Card  [  ] Passport   [  ] Military ID Card   [  ] US Alien Registration Card

[  ] Other: _____________________

Issuing State _____ Issuing Country _________________________ ID Number ___________________ Expiration Date _____________

FORM ICC25-4900	STS	1	EFFECTIVE 5/26

3. Joint Owner Information (Complete if applicable)

Name: ______________________________________________________________________________________________________

Resident Address: ____________________________________ City: ________________________ State: ______ Zip: ___________

Mailing Address: _____________________________________ City: ________________________ State: ______ Zip: ___________

SSN/TIN: ______________________________ Date of Birth: _____________________ Sex: [  ] Male  [  ] Female

Email Address: ______________________________________________________________________________________________

Home Phone: ___________________________________________ Mobile Phone: _______________________________________

Is the Joint Owner the Owner’s spouse? [  ] Yes   [  ] No      If “No,” provide their relationship _____________________________

Citizenship Information:

Is the Joint Owner a U.S. Citizen? [  ] Yes [  ] No      If “No,” provide the Country of Residence ____________________________

If non-U.S. Citizen, does the Joint Owner have a U.S. Green Card? [  ] Yes [  ] No

Government Issue ID Information:

[  ] State Issued Driver’s License [  ] State Issued ID Card [  ] Passport [  ] Military ID Card [  ] US Alien Registration Card

[  ] Other: _____________________

Issuing State _____ Issuing Country _________________________ ID Number ___________________ Expiration Date ______________

4. Beneficiary Designation

Complete this section to designate your beneficiary(ies). Please note the following information.

●	All beneficiary designations must total 100% (whole percentages). If percentages are left blank, each beneficiary designated will be given an equal share.
●	If neither box is checked to designate Primary or Contingent Beneficiary, the beneficiary designated will be considered a Primary Beneficiary.
●	Joint Owners will be considered each other’s sole Primary Beneficiary and any other beneficiary listed below will be designated as a Contingent Beneficiary.
●	For non-naturally owned contracts, if no beneficiary designation is provided below, the beneficiary will default to the Owner.
●	If needing to designate more beneficiaries than available spaces below, please include all relevant information in either Section 15, “Special Requests/Instructions,” or include a signed letter of instruction.
●	The rights of a non-surviving beneficiary will pass to surviving beneficiaries unless otherwise specified in writing at the time you apply for the contract or in a later notice.

Beneficiary #1

[ ] Primary Beneficiary	[ ] Contingent Beneficiary	Percentage: ___________%

Beneficiary Name: ______________________________________________________________________________________________

Address: ____________________________________________ City: ________________________ State: ______ Zip: ____________

Relationship to Annuitant/Owner: _________________________________________________________________________________

Phone Number: ______________________________ Email: ____________________________________________________________

Date of Birth: ________________________________ SSN/TIN: ________________________________________________________

FORM ICC25-4900	STS	2	EFFECTIVE 05/26

Beneficiary #2

[ ] Primary Beneficiary	[ ] Contingent Beneficiary	Percentage: ___________%

Beneficiary Name: _______________________________________________________________________________________________

Address: ____________________________________________ City: ________________________ State: ______ Zip: _____________

Relationship to Annuitant/Owner: ___________________________________________________________________________________

Phone Number: ______________________________ Email: _____________________________________________________________

Date of Birth: ________________________________ SSN/TIN: _________________________________________________________

Beneficiary #3

[ ] Primary Beneficiary	[ ] Contingent Beneficiary	Percentage: ___________%

Beneficiary Name: ______________________________________________________________________________________________

Address: ____________________________________________ City: ________________________ State: ______ Zip: _____________

Relationship to Annuitant/Owner: __________________________________________________________________________________

Phone Number: ______________________________ Email: ____________________________________________________________

Date of Birth: ________________________________ SSN/TIN: ________________________________________________________

Beneficiary #4

[ ] Primary Beneficiary	[ ] Contingent Beneficiary	Percentage: ___________%

Beneficiary Name: ______________________________________________________________________________________________

Address: ____________________________________________ City: ________________________ State: ______ Zip: ____________

Relationship to Annuitant/Owner: _________________________________________________________________________________

Phone Number: ______________________________ Email: ____________________________________________________________

Date of Birth: ________________________________ SSN/TIN: ________________________________________________________

Beneficiary # 5

[ ] Primary Beneficiary	[ ] Contingent Beneficiary	Percentage: ___________%

Beneficiary Name: ______________________________________________________________________________________________

Address: ____________________________________________ City: ________________________ State: ______ Zip: ____________

Relationship to Annuitant/Owner: __________________________________________________________________________________

Phone Number: ______________________________ Email: ____________________________________________________________

Date of Birth: ________________________________ SSN/TIN: ________________________________________________________

FORM ICC25-4900	STS	3	EFFECTIVE 05/26

5. Contract Type (select only one of the following)

[  ] Non-Qualified [  ] IRA* [  ] Roth IRA* [  ] SEP IRA [  ] SIMPLE IRA [  ] 403(b)/TSA [  ] 401(k) [  ] 457

[  ] Pension/Profit Sharing [  ] Other _____________________

*	If submitting contributions with the application, provide the applicable Tax Year(s) and Amount(s).

Tax Year: _____________ Amount: $______________ Tax Year: _____________ Amount: $______________

6. Source of Funds

Cash/Wire/Money Settlement (Owner/Agent initiated)	$____________
1035/Transfer/Direct Rollover (AuguStar initiated)	$____________
Transfer/Indirect Rollover (Owner/Agent initiated)	$____________
Other: ___________________________________	$____________
Total Expected Purchase Payment	$____________

7. Replacements

Do you have an existing life insurance policy or an annuity contract? [  ] Yes [  ] No

Will the purchase of this annuity contract replace or change an existing life insurance policy or an annuity contract? [  ] Yes [  ] No

(Depending on the above answers, an applicable state replacement form may be required with this application.)

8. Optional Benefit Election1

Complete this section to indicate whether an Optional Benefit is to be added to your contract. Please note the following information.

●	Please review the rate sheet supplement for Maximum Protected Annual Withdrawal rates, Roll-up rates, Deferral Credits, and Optional Benefit fees.
●	For Single Covered Life, the Owner/Annuitant named will be the Covered Life.
●	If selecting Joint Covered Life, one covered life must be the Owner and Annuitant, the second covered life must be Owner
●	or spousal beneficiary. Both covered lives must be spouses at time of application and meet the age requirements of the Optional Benefit selected.
●	When you elect an Optional Benefit, please select Variable Portfolio(s) in Section 9 below.

Optional Benefits2 (Select only one of the following)

[ ] Level Provides a consistent level percentage of lifetime income (ages 45-85)	[ ] Single Covered Life [ ] Joint Covered Life[3]
[ ] Protector Provides a protected death benefit and level lifetime income (ages 45-75)	[ ] Single Covered Life
[ ] Boost Provides boosted withdrawals early in retirement (ages 45-85)	[ ] Single Covered Life [ ] Joint Covered Life[3]
[ ] Daily Provides potential additional benefit base growth through Daily step-ups (ages 45-85)	[ ] Single Covered Life [ ] Joint Covered Life[3]

[  ] No Optional Benefit (Default)

I do not wish to elect one of the Optional Benefits listed above. Note – If selecting this option, please complete your Variable Portfolio elections in Section 10. (ages 18-85)

FORM ICC25-4900	STS	4	EFFECTIVE 05/26

9. Variable Portfolio Election – With an Optional Benefit

If an Optional Benefit is elected in Section 8, complete this section. Please note the following information when selecting your Variable Portfolio(s).

●	You may select either “Option A – Asset Allocation Model Portfolio” made up of Model Portfolios or “Option B - Build Your Own Allocation” based on the available portfolios and investment requirements.
●	Your Purchase Payment(s) will be directly allocated to the Variable Portfolio(s) selected below, unless you elect to use the Enhanced Dollar Cost Averaging (“EDCA”) program.
●	Quarterly rebalancing will be required regardless of which Optional Benefit is selected and will mirror your Variable Portfolio(s) selection below (unless later changed by the Owner, but must meet the applicable investment requirements).
●	Future Purchase Payments will automatically be allocated based on your Variable Portfolio(s) selection below (unless later changed by the Owner, but must meet the applicable investment requirements).
●	20% of the Purchase Payment(s) will automatically be allocated to the Protected Fixed Account when an Optional Benefit is selected.

Enhanced Dollar Cost Averaging (“EDCA”) Program

The EDCA program allows for a transfer of the Contract Value into the selected Variable Portfolio(s) below, over a specified term.

●	If a withdrawal is requested during the EDCA term that exceeds the portion of the Contract Value that is allocated to the Variable Portfolio(s), the EDCA program may be discontinued.
●	Amounts automatically added to the Protected Fixed Account will not be included in the EDCA program, if elected.

EDCA Election

[  ] 6-Month EDCA [  ] 12-Month EDCA

[  ] I do not wish to elect the EDCA program. I understand that my Purchase Payment(s) will be allocated directly according to my selected Variable Portfolio(s) below.

EDCA Frequency

[  ] Monthly (Default) [  ] Quarterly

Variable Portfolio(s)

Provide your Variable Portfolio elections by completing either Option A or Option B below.

IMPORTANT NOTE - 20% of your Purchase Payment will automatically be allocated to the Protected Fixed Account. Below, the remaining 80% of your Purchase Payment will be allocated either into a Model Portfolio or into the Build Your Own Allocation. You will choose one (either Option A or Option B) and the total of that one section needs to equal 100%.

Option A - Asset Allocation Model Portfolio

Select your Variable Portfolio(s) based on the available model portfolios below and 100% of your remaining Purchase Payment will automatically be allocated to that option.

Model Portfolios (select only one of the following)

[  ] 100% AVIP Moderately Conservative Model I

[  ] 100% AVIP Balanced Model I

[  ] 100% AVIP Moderate Growth Model I

FORM ICC25-4900	STS	5	EFFECTIVE 05/26

Option B - Build Your Own Allocation

Select your Variable Portfolio(s) based on the available portfolios below. Allocations within Group 1 and Group 2 must total 100% (may not exceed 25 Variable Portfolios). Allocations must be in whole percentages.

Group 1 - Fixed Income Options

You may allocate a minimum of 12.5% and a maximum of 100% into the following portfolios:

____% AVIP Bond II	____% Fidelity VIP Government Money Market Svc2
____% AVIP Core Plus Bond II	____% PIMCO VIT Income Adv
____% AVIP High Income Bond II	____% PIMCO VIT Real Return Adv

Group 2 - Equity Options

You may allocate a minimum of 0% and a maximum of 87.5% into the following portfolios:

____% American Funds IS® Global Growth 4

____% American Funds IS® Growth 4

____% American Funds IS® Growth-Income 4

____% AVIP AB Mid Cap Core II

____% AVIP Balanced Model I

____% AVIP BlackRock Advantage International Equity II

____% AVIP BlackRock Advantage Large Cap Core II

____% AVIP BlackRock Advantage Large Cap Growth II

____% AVIP BlackRock Advantage Large Cap Value II

____% AVIP BlackRock Balanced Allocation II

____% AVIP Constellation Dynamic Risk Balanced II

____% AVIP Constellation Managed Risk Balanced I

____% AVIP Constellation Managed Risk Growth I

____% AVIP Constellation Managed Risk Moderate Growth I

____% AVIP Growth Model I

____% AVIP Intech U.S. Low Volatility II

____% AVIP Moderate Growth Model I

____% AVIP Moderately Conservative Model I

____% AVIP Nasdaq-100® Index II

____% AVIP S&P 500® Index II

____% AVIP S&P MidCap 400® Index II

____% Fidelity VIP Contrafund Svc2

____% Fidelity VIP Equity-Income Svc2

____% Fidelity VIP Mid Cap Svc2

____% Franklin Income VIP 4

____% Goldman Sachs VIT US Equity Insights Svc

____% Invesco VI Comstock II

____% Janus Henderson VIT Balanced Svc

____% Janus Henderson VIT Global Research Svc

____% Janus Henderson VIT Overseas Svc

____% Janus Henderson VIT Research Svc

____% MFS VIT Mid Cap Growth Series Svc

____% Nomura VIP Asset Strategy Series Svc

100 % Total Allocation (Allocation selections must equal 100%)

10. Variable Portfolio Election – Without an Optional Benefit

If an Optional Benefit is not elected in Section 8, complete this section. Please note the following information when selecting your allocations.

●	You may select either “Option A - Asset Allocation Model Portfolio” made up of Model Portfolios or “Option B - Build Your Own Allocation” based on available portfolios.
●	Future Purchase Payments will automatically be allocated based on your Variable Portfolio(s) selection below (unless later changed by the Owner).
●	You may elect to have your Variable Portfolio(s) rebalanced on a selected frequency, see “Portfolio Rebalancing” below.

FORM ICC25-4900	STS	6	EFFECTIVE 05/26

Enhanced Dollar Cost Averaging (“EDCA”) Program

The EDCA program allows for a transfer of the Contract Value into the selected Variable Portfolio(s) below, over a specified term.

●	If a withdrawal is requested during the EDCA term that exceeds the portion of the Contract Value that is allocated to the Variable Portfolio(s), the EDCA program will be discontinued.

EDCA Election

[  ] 6-Month EDCA [  ] 12-Month EDCA

[  ] I do not wish to elect the EDCA program. I understand that my Purchase Payment(s) will be allocated directly according to my selected Variable Portfolio(s) below.

EDCA Frequency

[  ] Monthly (Default) [  ] Quarterly

Variable Portfolio(s)

Provide your Variable Portfolio elections by completing either Option A or Option B below.

Option A – Model Portfolio

Select your Variable Portfolio based on the available model portfolios below.

Model Portfolios (select only one of the following)

[  ] 100% AVIP Moderately Conservative Model I

[  ] 100% AVIP Balanced Model I

[  ] 100% AVIP Growth Model I

[  ] 100% AVIP Moderate Growth Model I

Option B - Build Your Own Allocation

Select your Variable Portfolio(s) based on the available portfolios below. Allocations to each portfolio must be in whole percentages, with the total allocation equaling 100% (may not exceed 25 Variable Portfolios).

____% American Funds IS® Global Growth 4

____% American Funds IS® Growth 4

____% American Funds IS® Growth-Income 4

____% AVIP AB Mid Cap Core II

____% AVIP Balanced Model I

____% AVIP BlackRock Advantage International Equity II

____% AVIP BlackRock Advantage Large Cap Core II

____% AVIP BlackRock Advantage Large Cap Growth II

____% AVIP BlackRock Advantage Large Cap Value II

____% AVIP BlackRock Balanced Allocation II

____% AVIP Bond II

____% AVIP Constellation Dynamic Risk Balanced II

____% AVIP Constellation Managed Risk Balanced I

____% AVIP Constellation Managed Risk Growth I

____% AVIP Constellation Managed Risk Moderate Growth I

____% AVIP Core Plus Bond II

____% AVIP Growth Model I

____% AVIP High Income Bond II

____% AVIP Intech U.S. Low Volatility II

____% AVIP Moderate Growth Model I

____% AVIP Moderately Conservative Model I

____% AVIP Nasdaq-100® Index II

____% AVIP S&P 500® Index II

____% AVIP S&P MidCap 400® Index II

____% Fidelity VIP Contrafund Svc2

____% Fidelity VIP Equity-Income Svc2

____% Fidelity VIP Government Money Market Svc2

____% Fidelity VIP Mid Cap Svc2

____% Franklin Income VIP 4

____% Goldman Sachs VIT US Equity Insights Svc

____% Invesco VI Comstock II

____% Janus Henderson VIT Balanced Svc

____% Janus Henderson VIT Global Research Svc

____% Janus Henderson VIT Overseas Svc

____% Janus Henderson VIT Research Svc

____% MFS VIT Mid Cap Growth Series Svc

____% Nomura VIP Asset Strategy Series Svc

____% PIMCO VIT Income Adv

____% PIMCO VIT Real Return Adv

100 % Total Allocation (Allocation selections must equal 100%)

FORM ICC25-4900	STS	7	EFFECTIVE 05/26

Portfolio Rebalancing

Complete the following if you would like your Variable Portfolio(s) to be rebalanced on a given frequency during the contract year. If you have elected the EDCA program, Purchase Payment(s) allocated to the EDCA Fixed Account will not be included in rebalancing until they are automatically transferred into the Variable Portfolio(s).

Rebalancing Election

[  ] I do not wish to elect Portfolio Rebalancing.

[  ] I elect to have Portfolio Rebalancing, based on the Variable Portfolio(s) elected above, on the following frequency:

Rebalancing Frequency

[ ] Quarterly	[ ] Semi-Annually	[ ] Annually

11. Telephone/Electronic Transaction Authorization

Portfolio Transaction Authorization [  ] Yes [  ] No

By checking “Yes” I/We authorize AuguStar Life Insurance Company to accept instructions to initiate or discontinue systematic Investing options (Rebalancing, Dollar Cost Averaging, Earnings Sweep), or transfer contract values between Investment Options via telephone, internet, or other electronic medium from me, or any Joint Owner, or from my/our Financial Professional, subject to AuguStar Life Insurance Company’s administrative procedures.

AuguStar Life Insurance Company will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, AuguStar Life Insurance Company, affiliates, directors, trustees, officers, employees, representatives and/or agents, will be held harmless for any claim, liability, loss or cost.

12. Consent for Electronic Delivery & Signature

[  ] By checking this box, I acknowledge that when I received the sales kit, I had internet access, I was able to read the prospectus, and I had the opportunity to request a paper copy.

Do you consent to future electronic delivery (“e-delivery”) of documents [  ] Yes [  ] No (Default)

Email Address: ___________________________________________________

(If you do not provide an email address, or the email address is illegible or if we receive a bounce back, we will not initiate e- delivery.)

By selecting “Yes”above and providing my email address, I voluntarily consent to e-delivery of all documents related to the Contract, including but not limited to those documents listed below and any future updates and amendments to the list:

Applications, supplements, Contract delivery notices, Contracts, prospectuses, prospectus supplements, statements of additional information, annual and semiannual shareholder reports, confirmation statements, annual or quarterly statements, tax documents, privacy notices, and any Contract-related correspondence including claims and servicing correspondence.

Important Information to Consider Before Consenting to E-Delivery

For jointly owned contracts, both owners are consenting to e-delivery.

We do not charge any fees for e-delivery. However, you may be charged by third-party providers for internet data access. If you do not consent to e-delivery, or if you later withdraw your consent, your documents will be sent by physical mail or will otherwise be delivered in accordance with applicable law.

Documents delivered under this consent will be posted to your online account with AuguStar (“Account”). To access your documents, you must create an Account at augustarfinancial.com. You may be required to accept terms and conditions in order to create and maintain your Account.

Your consent will remain in effect unless and until you withdraw your consent. You may withdraw your consent at any time and there are no consequences of withdrawing your consent. Any document AuguStar sends by e-delivery, if it complies with applicable law, has the same force and effect as a paper document.

FORM ICC25-4900	STS	8	EFFECTIVE 05/26

Your consent does not require us to deliver all documents to your Account. You may continue to receive some paper documents as required by law or at our discretion. To the extent permitted by law, certain documents may be delivered by other electronic means. For example, we intend to deliver fund prospectuses and supplements thereto by posting them to a publicly-available website as described in your Contract prospectus.

AuguStar will notify you of availability of your document(s) posted to your Account by email. Please make sure a current email address is provided and update your profile on augustarfinancial.com if your email address changes. You may view your documents online by logging into your Account at augustarfinancial.com.

To successfully receive documents via e-delivery, you must have internet access, an active email account, and Adobe Acrobat Reader. Pop-up blockers must be turned off. If you have issues with an internet browser accessing augustarfinancial.com, please use another internet browser. If you do not already have Adobe Acrobat Reader, you can download it for free at www.adobe.com.

Documents delivered to your Account will be accessible for such period as required by law. You should download, print, and store documents to retain them for your personal records and for future reference and access.

Paper copies of documents may be requested free of charge by calling 888.925.6446 or mailing P.O. Box 5308, Cincinnati, Ohio, 45201-0237 . You can revoke your consent by updating your preferences on augustarfinancial.com or by contacting us at the same phone number and address above.

AuguStar reserves the right to modify these e-delivery consent disclosures. You will receive an email notification prior to the effective date of any modified e-delivery consent disclosures. Any modification of the e-delivery consent disclosures will apply from the effective date forward and not to documents you previously received. You will continue to be permitted to revoke your e- delivery consent at any time.

13. Systematic Withdrawals

Upon issuance of the contract, would you like to begin taking systematic withdrawals? [  ] Yes [  ] No

If “Yes” is selected, complete Form 10470RMP (StarStream Withdrawal Form).

14. Fraud Notice/Warning

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

15. Special Requests/Instructions

FORM ICC25-4900	STS	9	EFFECTIVE 05/26

16. Disclosures and Annuitant/Owner(s) Signature(s)

All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract.

●	I/we received, read and understand the Buyer’s Guide for Variable Annuities.
●	I/we have read the most current prospectus and discussed my/our financial goals, investment options, Purchase Payment requirements, options available, age limits, and any extra fees with a financial professional.
●	I/we agree to all terms and conditions as shown on this application. I/we further agree that this application shall be a part of the annuity contract and verify my/our understanding that all payments and values provided by the contract, when based on the investment experience of the separate account, are variable and not guaranteed as to the dollar amount. The Owner acknowledges receipt of the current prospectus for the separate account(s) applicable to the contract and all available underlying portfolios.
●	After consulting with my financial professional and reviewing the prospectus, I/we confirm that this Variable Annuity and if applicable, the Optional Benefit elections I/we selected, are suitable for my/our objectives and needs.
●	I/we agree that no one, except the President, the Secretary, or a Vice President of AuguStar Life Insurance Company can make or change any contract.

Patriot Act Disclosure

Important Information about procedures for opening a new account or entering into a contract or policy or making a claim. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account or applies for a contract or policy.

What does this mean for you?

When you open an account, apply for a contract or policy or make a claim, we will ask for your name, street address, date of birth and other information that will allow us to identify you. We will also ask for a copy of your driver’s license or other identifying documents.

Substitute W-9 (Tax Certification)

Under penalties of perjury, I certify all of the following:

1.	The number shown on this form is my correct identification number (or I am waiting for a number to be issued to me), and
2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3.	a. I am a U.S. citizen or U.S. resident, alien, or

b. A partnership, corporation, company or organization created or organized in the United States or under the laws of the United States, or

c. An estate (other than a foreign estate), or

d. A domestic trust (as defined under Regulations section 301.7701-7), and

4.	I am exempt from FATCA reporting.

Annuitant/Owner Signature(s)

Annuitant’s Signature	Date	Sign State

Owner’s Signature	Date	Sign State

Joint Owner’s Signature	Date	Sign State

*	I hereby certify that I, the above-signed, am the Owner of this annuity contract or, if the contract is trust, custodial, corporate or partnership owned, that I am an authorized signatory thereof and that this request is being submitted in my capacity as an authorized signatory of the trust, custodial account, corporation or partnership. The above-signed hereby agrees, for ourselves, and, if any, our subsidiaries, agents, employees and directors at all times to indemnify and hold harmless AuguStar Life Insurance Company each of its subsidiaries, agents, employees and directors against any and all claims, liabilities, damages, demands, actions, controversies, charges, expenses and losses sustained or incurred by actions in making the change requested above and release the same from any liability arising from the execution of this transaction.

FORM ICC25-4900	STS	10	EFFECTIVE 05/26

17. Statement of Financial Professional(s)

Replacement Questions

Does the applicant have an existing life insurance policy or an annuity contract? [  ] Yes [  ] No

Will the purchase of this annuity contract replace or change an existing life insurance policy or an annuity contract? [  ] Yes [  ] No

Certifications and Acknowledgements

1.	I am authorized and qualified to discuss the contract herein applied for.
2.	I have reviewed the applicant’s information and believe that recommending this annuity aligns with the applicant’s financial needs and meets the required standard of case (i.e. suitability or best interest). I have provided all the necessary information to help the applicant make an informed decision, including the potential risks. Based on my completion of the general annuity and/or AuguStar Life Insurance Company product training. I believe this transaction is suitable and in the best interest of the applicant given their financial situation.
3.	I acknowledge that I have received AuguStar Life Insurance Company’s position statement regarding the acceptability of replacements and guidance as to the appropriateness of these transactions and confirm that any replacement transaction is in accord with AuguStar Life Insurance Company’s position and guidance.
4.	The applicant’s statements regarding existing annuity contracts and whether or not an existing annuity contract is being replaced or changed has been answered correctly to the best of my knowledge and belief.
5.	I have discussed with and provided a list to the applicant of all applicable limitations to Variable Portfolios, Protected Fixed Account, EDCA Fixed Account and/or Optional Benefits currently available for election.
6.	I have obtained prior approval from the soliciting broker-dealer to submit this application to AuguStar Life Insurance Company.

Commission Option (select only one of the following, please contact your home office for available options)

[  ] Option 1 (Default) [  ] Option 2 [  ] Option 3 [  ] Option 4

Financial Professional #1

Financial Professional Name ________________________________________________ License Number ________________________

Broker/Dealer Name ______________________________________________________ AuguStar Agency Code ___________________

Email Address __________________________________________ Phone Number ________________________ Split ______________%

Signature __________________________________________________________________ Date _______________________________

Financial Professional #2

Financial Professional Name ________________________________________________ License Number _________________________

Broker/Dealer Name ______________________________________________________ AuguStar Agency Code ____________________

Email Address __________________________________________ Phone Number ________________________ Split _______________%

Signature __________________________________________________________________ Date ________________________________

Financial Professional #3

Financial Professional Name ________________________________________________ License Number _________________________

Broker/Dealer Name ______________________________________________________ AuguStar Agency Code ____________________

Email Address __________________________________________ Phone Number ________________________ Split _______________%

Signature __________________________________________________________________ Date ________________________________

Brokerage Account Number

Linking/BIN/Brokerage Account Number (if applicable): ______________________________________

FORM ICC25-4900	STS	11	EFFECTIVE 05/26

18. Additional Information & Disclosures

[1]	Optional Benefits are available for an additional charge and may not be changed once elected. Feature availability may be limited by state and/or selling firm.
[2]	For Non-Qualified contracts, the Owner and Annuitant must be the same person if an Optional Benefit is elected.
[3]	When electing a Joint Covered Life Option, the Annuitant’s spouse must be named as the Joint Owner on Non-Qualified contracts and as the 100% primary beneficiary on Qualified contracts. Please ensure the Primary Beneficiary section is properly completed.

FORM ICC25-4900	STS	12	EFFECTIVE 05/26